Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT
This First Amendment to Credit Agreement (this “Amendment”) is made as of this 29th day of August, 2013, by and among:
SEARS AUTHORIZED HOMETOWN STORES, LLC, a Delaware limited liability company, for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers party hereto;
the BORROWERS party hereto;
the GUARANTORS party hereto;
the LENDERS party hereto; and
BANK OF AMERICA, N.A., as Agent, Swing Line Lender and L/C Issuer;
in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:
WHEREAS, reference is made to that certain Credit Agreement, dated as of October 11, 2012 (as amended, amended and restated, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) the Borrowers, (ii) the Guarantors, (iii) the Lenders party thereto (the “Lenders”), and (iv) Bank of America, N.A., as Agent, Swing Line Lender and L/C Issuer; and
WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement as set forth herein.
NOW, THEREFORE, it is hereby agreed as follows:

1.	Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.
Amendment to Article VII of Credit Agreement. The provisions of Section 7.06 of the Credit Agreement are hereby amended by deleting the phrase “following the first anniversary of the Closing Date,” from clause (d) thereof.

3.
Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, in which case they are true and correct in all respects. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under, and as defined in, the Guaranty and Security Agreement include, without limitation, all Obligations of the Borrowers at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment. The Loan Parties hereby acknowledge, confirm and agree that the Security Documents and any and all Collateral previously pledged to the Agent, for the benefit of the Credit Parties, pursuant thereto, shall continue to secure all Secured Obligations (as defined in the Guaranty and Security Agreement) at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents.

4.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Agent:

(a)	The Agent shall have received counterparts of this Amendment duly executed and delivered by each of the parties hereto.

(b)
All corporate or other organizational action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

(c)
All outstanding Credit Party Expenses (including, without limitation, in respect of the preparation, negotiation, administration, management, execution and delivery of this Amendment and any related documents, instruments and agreements), to the extent invoiced to the Lead Borrower, shall have been paid.

(d)	No Default or Event of Default shall have occurred and be continuing.

(e)
The Agent shall have received such additional documents, instruments, and agreements as any Agent may have reasonably requested prior to the date hereof in connection with the transactions contemplated hereby.

5.	Representations and Warranties. The Parent and the Borrowers, on behalf of each Loan Party, represent and warrant to the Agent, the L/C Issuer and the Lenders that:

(a)
The execution, delivery and performance by each Loan Party of this Amendment and the other Loan Documents executed in connection herewith and the performance of each Loan Party’s obligations hereunder and thereunder have been duly authorized by all necessary corporate or other organizational action, do not and shall not: (i) contravene the terms of any of such Person's Organization Documents; (ii) conflict with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (x) any Material Contract or any Material Indebtedness to which such Person is a party, or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) result in or require the creation of any Lien upon any asset of any Loan Party (other than Liens in favor of the Agent under the Security Documents and Liens permitted by Section 7.01 of the Credit Agreement); or (iv) violate any Law.

(b)
No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or any other Loan Document executed in connection herewith to which it is a party, except for such as have been obtained or made and are in full force and effect.

(c)	No Default or Event of Default has occurred and is continuing.

6.	Miscellaneous.

(a)
This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)
This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

(c)
If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)
The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Agent or the Lenders or their counsel in entering into this Amendment.

(e)
THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written.

SEARS AUTHORIZED HOMETOWN STORES, LLC, as Lead Borrower and as a Borrower

By:    /s/ Steven D. Barnhart
Name:    Steven D. Barnhart
Title:    Senior Vice President and Treasurer

SEARS HOME APPLIANCE SHOWROOMS, LLC, as a Borrower

By:    /s/ Steven D. Barnhart
Name:    Steven D. Barnhart

Title:	Senior Vice President, Chief Financial Officer and Treasurer

SEARS OUTLET STORES, L.L.C., as a Borrower

By:    /s/ Steven D. Barnhart
Name:    Steven D. Barnhart
Title:    Senior Vice President and Treasurer

SEARS HOMETOWN AND OUTLET STORES, INC., as Parent and as a Guarantor

By:    /s/ Steven D. Barnhart
Name:    Steven D. Barnhart

Title:	Senior Vice President and Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

TROY COOLIDGE NO. 6, LLC., as a Guarantor

By:    Sears Outlet Stores, L.L.C., its sole member

By:    /s/ Steven D. Barnhart
Name:    Steven D. Barnhart
Title:    Senior Vice President and Treasurer

Signature Page to First Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Agent, L/C Issuer, Swing Line Lender and as a Lender

By:     /s/ Brian Lindblom
Name: Brian Lindblom
Title:     Vice President

Signature Page to First Amendment to Credit Agreement

CIT FINANCE LLC, as a Lender

By:     /s/ Renee Singer
Name: Renee Singer
Title:     Managing Director

Signature Page to First Amendment to Credit Agreement

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:     /s/ Sharon Prusakonski
Name: Sharon Prusakonski
Title:     V.P.

By:     /s/ Maria Levy
Name: Maria Levy
Title:     V.P.

Signature Page to First Amendment to Credit Agreement

SOVEREIGN BANK N.A., as a Lender

By:     /s/ Gilbert Torres
Name: Gilbert Torres
Title:     Senior Vice President

Signature Page to First Amendment to Credit Agreement

CAPITAL ONE LEVERAGE FINANCE CORP., as a Lender

By:     /s/ Michael S. Burns
Name: Michael S. Burns
Title:     Senior Vice President

Signature Page to First Amendment to Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:     /s/ Andrew Blickensderfer
Name: Andrew Blickensderfer
Title:     Assistant Vice President

Signature Page to First Amendment to Credit Agreement

PEOPLE’S UNITED BANK, as a Lender

By:     /s/ Paul E. Flynn
Name: Paul E. Flynn
Title:     EVP

Signature Page to First Amendment to Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:     /s/ Ronnie Glenn
Name: Ronnie Glenn
Title:     Vice President

Signature Page to First Amendment to Credit Agreement